Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	23,595	28,980			52,575	22,894	24,087	25,627	29,746	102,354
Equity in earnings of affiliates	424	743			1,167	365	462	530	375	1,732
Net gain on dispositions	17	—			17	1	14	—	—	15
Other income	10	13			23	452	18	49	2	521
Total Revenues and Other Income	24,046	29,736			53,782	23,712	24,581	26,206	30,123	104,622

Costs and Expenses
Purchased crude oil and products	21,138	25,747			46,885	17,679	18,353	19,463	23,914	79,409
Operating expenses	1,246	1,143			2,389	1,270	1,137	1,134	1,158	4,699
Selling, general and administrative expenses	386	432			818	384	439	435	437	1,695
Depreciation and amortization	336	337			673	315	320	337	346	1,318
Impairments	—	6			6	2	15	1	6	24
Taxes other than income taxes*	110	109			219	3,156	3,356	3,456	3,494	13,462
Accretion on discounted liabilities	6	6			12	5	6	5	6	22
Interest and debt expense	123	135			258	105	107	112	114	438
Foreign currency transaction (gains) losses	(16)	(14)			(30)	(1)	—	7	(6)	—
Total Costs and Expenses	23,329	27,901			51,230	22,915	23,733	24,950	29,469	101,067
Income before income taxes	717	1,835			2,552	797	848	1,256	654	3,555
Income tax expense (benefit)	132	431			563	234	267	407	(2,601)	(1,693)
Net Income	585	1,404			1,989	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65			126	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339			1,863	535	550	823	3,198	5,106
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2014-09 on January 1, 2018:						3,036	3,252	3,376	3,390	13,054

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.07	2.86			3.89	1.02	1.06	1.60	6.29	9.90
Diluted	1.07	2.84			3.87	1.02	1.06	1.60	6.25	9.85

Weighted-Average Common Shares Outstanding (thousands)
Basic	487,065	468,331			477,647	521,647	517,785	512,923	508,148	515,090
Diluted	489,668	471,638			480,995	524,520	520,160	515,960	511,352	518,508

RECONCILIATION OF SEGMENT NET INCOME (LOSS) TO NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	233	202			435	112	96	117	139	464
Chemicals	232	262			494	181	196	121	27	525
Refining	91	910			1,001	259	224	550	371	1,404
Marketing and Specialties	184	237			421	141	214	208	123	686
Corporate and Other	(155)	(207)			(362)	(130)	(149)	(147)	2,595	2,169
Net Income	585	1,404			1,989	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65			126	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339			1,863	535	550	823	3,198	5,106

SUMMARY OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	280	238			518	153	130	166	189	638
Chemicals	286	324			610	251	294	163	8	716
Refining	112	1,190			1,302	390	307	863	516	2,076
Marketing and Specialties	235	310			545	208	328	317	167	1,020
Corporate and Other	(196)	(227)			(423)	(205)	(211)	(253)	(226)	(895)
Consolidated	717	1,835			2,552	797	848	1,256	654	3,555

EFFECTIVE TAX RATES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	16.8%	15.1%			16.0%	26.8%	26.2%	29.5%	26.5%	27.3%
Chemicals	18.9%	19.1%			19.0%	27.9%	33.3%	25.8%	(237.5)%	26.7%
Refining	18.8%	23.5%			23.1%	33.6%	27.0%	36.3%	28.1%	32.4%
Marketing and Specialties	21.7%	23.5%			22.8%	32.2%	34.8%	34.4%	26.3%	32.7%
Corporate and Other	20.9%	8.8%			14.4%	36.6%	29.4%	41.9%	1,248.2%	342.3%
Consolidated	18.4%	23.5%			22.1%	29.4%	31.5%	32.4%	(397.7)%	(47.6)%

RECONCILIATION OF ADJUSTED SEGMENT NET INCOME (LOSS) TO ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	136	137			273	78	74	98	108	358
NGL and Other	73	50			123	17	14	—	20	51
DCP Midstream	24	15			39	17	13	1	14	45
Total Midstream	233	202			435	112	101	99	142	454
Chemicals	232	262			494	201	196	153	121	671
Refining
Atlantic Basin/Europe	(73)	131			58	(50)	109	172	120	351
Gulf Coast	1	275			276	67	56	77	72	272
Central Corridor	203	392			595	62	29	198	192	481
West Coast	(42)	113			71	(81)	39	101	(26)	33
Total Refining	89	911			1,000	(2)	233	548	358	1,137
Marketing and Specialties
Marketing and Other	129	145			274	124	185	163	87	559
Specialties	45	50			95	17	33	48	37	135
Total Marketing and Specialties	174	195			369	141	218	211	124	694
Corporate and Other	(162)	(183)			(345)	(130)	(148)	(127)	(140)	(545)
Adjusted Net Income	566	1,387			1,953	322	600	884	605	2,411
Less: net income attributable to noncontrolling interests	54	65			119	28	31	26	57	142
Adjusted Net Income Attributable to Phillips 66	512	1,322			1,834	294	569	858	548	2,269

SPECIAL ITEMS INCLUDED IN SEGMENT NET INCOME AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—			—	—	—	23	—	23
Hurricane-related costs	—	—			—	—	—	(3)	(3)	(6)
Pension settlement expense	—	—			—	—	(5)	(2)	—	(7)
Total Midstream	—	—			—	—	(5)	18	(3)	10

Chemicals
Impairments by equity affiliates	—	—			—	(20)	—	—	(19)	(39)
Hurricane-related costs	—	—			—	—	—	(32)	(75)	(107)
Total Chemicals	—	—			—	(20)	—	(32)	(94)	(146)

Refining
Pending claims and settlements	—	—			—	—	13	18	—	31
Certain tax impacts	2	(1)			1	—	—	—	23	23
Hurricane-related costs	—	—			—	—	—	(8)	(7)	(15)
Gain on consolidation of business	—	—			—	261	—	—	—	261
Pension settlement expense	—	—			—	—	(22)	(8)	(3)	(33)
Total Refining	2	(1)			1	261	(9)	2	13	267

Marketing and Specialties
Certain tax impacts	10	42			52	—	—	—	—	—
Hurricane-related costs	—	—			—	—	—	(1)	—	(1)
Pension settlement expense	—	—			—	—	(4)	(2)	(1)	(7)
Total Marketing and Specialties	10	42			52	—	(4)	(3)	(1)	(8)

Corporate and Other
Pending claims and settlements	—	—			—	—	2	(19)	—	(17)
U.S. tax reform	7	(24)			(17)	—	—	—	2,735	2,735
Pension settlement expense	—	—			—	—	(3)	(1)	—	(4)
Total Corporate and Other	7	(24)			(17)	—	(1)	(20)	2,735	2,714

Noncontrolling Interests
U.S. tax reform	(7)	—			(7)	—	—	—	—	—
Total Noncontrolling Interests	(7)	—			(7)	—	—	—	—	—

Total Phillips 66	12	17			29	241	(19)	(35)	2,650	2,837

SPECIAL ITEMS INCLUDED IN NET INCOME BY BUSINESS LINES/REGIONS
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—			—	—	—	21	(3)	18
NGL and Other	—	—			—	—	(5)	(3)	—	(8)
DCP Midstream	—	—			—	—	—	—	—	—
Total Midstream	—	—			—	—	(5)	18	(3)	10

Refining
Atlantic Basin/Europe	—	—			—	—	(2)	(1)	22	19
Gulf Coast	—	—			—	261	(3)	(10)	(8)	240
Central Corridor	—	—			—	—	(2)	(1)	(1)	(4)
West Coast	2	(1)			1	—	(2)	14	—	12
Total Refining	2	(1)			1	261	(9)	2	13	267

Marketing and Specialties
Marketing and Other	10	42			52	—	(4)	(3)	(1)	(8)
Specialties	—	—			—	—	—	—	—	—
Total Marketing and Specialties	10	42			52	—	(4)	(3)	(1)	(8)

SPECIAL ITEMS INCLUDED IN INCOME BEFORE INCOME TAXES
(PRE-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—			—	—	—	37	—	37
Hurricane-related costs	—	—			—	—	—	(4)	(6)	(10)
Pension settlement expense	—	—			—	—	(8)	(3)	(1)	(12)
Total Midstream	—	—			—	—	(8)	30	(7)	15

Chemicals
Impairments by equity affiliates	—	—			—	(33)	—	—	(31)	(64)
Hurricane-related costs	—	—			—	—	—	(53)	(122)	(175)
Total Chemicals	—	—			—	(33)	—	(53)	(153)	(239)

Refining
Pending claims and settlements	—	—			—	—	21	30	—	51
Certain tax impacts	2	(1)			1	—	—	—	23	23
Hurricane-related costs	—	—			—	—	—	(12)	(12)	(24)
Gain on consolidation of business	—	—			—	423	—	—	—	423
Pension settlement expense	—	—			—	—	(35)	(13)	(5)	(53)
Total Refining	2	(1)			1	423	(14)	5	6	420

Marketing and Specialties
Hurricane-related costs	—	—			—	—	—	(1)	—	(1)
Certain tax impacts	13	56			69	—	—	—	—	—
Pension settlement expense	—	—			—	—	(7)	(3)	(1)	(11)
Total Marketing and Specialties	13	56			69	—	(7)	(4)	(1)	(12)

Corporate and Other
Pending claims and settlements	—	—			—	—	3	(31)	—	(28)
Pension settlement expense	—	—			—	—	(5)	(2)	—	(7)
U.S. tax reform	16	—			16	—	—	—	—	—
Total Corporate and Other	16	—			16	—	(2)	(33)	—	(35)

Total Phillips 66	31	55			86	390	(31)	(55)	(155)	149

By Business Lines/Regions
Midstream
Transportation	—	—			—	—	—	34	(5)	29
NGL and Other	—	—			—	—	(8)	(4)	(2)	(14)
DCP Midstream	—	—			—	—	—	—	—	—
Total Midstream	—	—			—	—	(8)	30	(7)	15

Refining
Atlantic Basin/Europe	—	—			—	—	(4)	(2)	22	16
Gulf Coast	—	—			—	423	(5)	(14)	(14)	390
Central Corridor	—	—			—	—	(3)	(1)	(2)	(6)
West Coast	2	(1)			1	—	(2)	22	—	20
Total Refining	2	(1)			1	423	(14)	5	6	420

Marketing and Specialties
Marketing and Other	13	56			69	—	(7)	(4)	(1)	(12)
Specialties	—	—			—	—	—	—	—	—
Total Marketing and Specialties	13	56			69	—	(7)	(4)	(1)	(12)

CASH FLOW INFORMATION

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	585	1,404			1,989	563	581	849	3,255	5,248
Depreciation and amortization	336	337			673	315	320	337	346	1,318
Impairments	—	6			6	2	15	1	6	24
Accretion on discounted liabilities	6	6			12	5	6	5	6	22
Deferred income taxes	101	28			129	493	264	27	(2,670)	(1,886)
Undistributed equity earnings	119	(133)			(14)	(212)	(40)	(291)	27	(516)
Net gain on dispositions	(17)	—			(17)	(1)	(14)	—	—	(15)
Gain on consolidation of business	—	—			—	(423)	—	—	—	(423)
Other	173	24			197	6	92	(332)	48	(186)
Net working capital changes	(815)	692			(123)	(1,297)	641	(195)	913	62
Net Cash Provided by (Used in) Operating Activities	488	2,364			2,852	(549)	1,865	401	1,931	3,648

Cash Flows From Investing Activities
Capital expenditures and investments	(328)	(538)			(866)	(470)	(458)	(367)	(537)	(1,832)
Proceeds from asset dispositions*	17	12			29	9	42	14	21	86
Collection of advances/loans—related parties	—	—			—	325	—	—	1	326
Restricted cash received from consolidation of business	—	—			—	318	—	—	—	318
Other	(46)	62			16	(24)	(37)	(28)	45	(44)
Net Cash Provided by (Used in) Investing Activities	(357)	(464)			(821)	158	(453)	(381)	(470)	(1,146)

Cash Flows From Financing Activities
Issuance of debt	1,509	—			1,509	712	1,891	480	425	3,508
Repayment of debt	(7)	(253)			(260)	(773)	(2,137)	(251)	(517)	(3,678)
Issuance of common stock	10	20			30	4	2	17	12	35
Repurchase of common stock	(3,513)	(230)			(3,743)	(285)	(381)	(461)	(463)	(1,590)
Dividends paid on common stock	(327)	(372)			(699)	(326)	(360)	(356)	(353)	(1,395)
Distributions to noncontrolling interests	(45)	(51)			(96)	(24)	(30)	(29)	(37)	(120)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	9	58			67	40	131	—	1,034	1,205
Other	(45)	(13)			(58)	(34)	(20)	(12)	(10)	(76)
Net Cash Provided by (Used in) Financing Activities	(2,409)	(841)			(3,250)	(686)	(904)	(612)	91	(2,111)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	1	(17)			(16)	2	17	(22)	20	17

Net Change in Cash, Cash Equivalents and Restricted Cash	(2,277)	1,042			(1,235)	(1,075)	525	(614)	1,572	408
Cash, cash equivalents and restricted cash at beginning of period	3,119	842			3,119	2,711	1,636	2,161	1,547	2,711
Cash, Cash Equivalents and Restricted Cash at End of Period	842	1,884			1,884	1,636	2,161	1,547	3,119	3,119
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	136	339			475	182	199	178	212	771
Chemicals	—	—			—	—	—	—	—	—
Refining	172	153			325	259	216	148	230	853
Marketing and Specialties	13	15			28	15	23	27	43	108
Corporate and Other	7	31			38	14	20	14	52	100
Total Consolidated	328	538			866	470	458	367	537	1,832

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	95	98			193	44	60	62	102	268
CPChem (Chemicals)	161	63			224	256	131	119	270	776
WRB Refining (Refining)	40	35			75	42	22	27	35	126
Select Equity Affiliates	296	196			492	342	213	208	407	1,170

Total Capital Program*
Midstream	231	437			668	226	259	240	314	1,039
Chemicals	161	63			224	256	131	119	270	776
Refining	212	188			400	301	238	175	265	979
Marketing and Specialties	13	15			28	15	23	27	43	108
Corporate and Other	7	31			38	14	20	14	52	100
Total Capital Program	624	734			1,358	812	671	575	944	3,002
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP.

MIDSTREAM

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) ($ Millions)
Transportation	136	137			273	78	74	119	105	376
NGL and Other	73	50			123	17	9	(3)	20	43
DCP Midstream	24	15			39	17	13	1	14	45
Midstream Net Income (Loss)	233	202			435	112	96	117	139	464

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	163	164			327	107	102	174	147	530
NGL and Other	86	53			139	19	6	(9)	16	32
DCP Midstream	31	21			52	27	22	1	26	76
Midstream Income (Loss) before Income Taxes	280	238			518	153	130	166	189	638

Midstream Adjusted EBITDA ($ Millions)*
PSXP**	236	263			499	149	157	154	240	700
Other Midstream	127	79			206	70	54	107	55	286
Transportation and NGL and Other	363	342			705	219	211	261	295	986
DCP Midstream	76	62			138	71	65	42	70	248
Midstream Adjusted EBITDA	439	404			843	290	276	303	365	1,234
* See reconciliation of net income to Adjusted EBITDA on next page.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Depreciation and Amortization ($ Millions)*
Transportation	36	44			80	33	35	46	44	158
NGL and Other	38	38			76	35	34	35	37	141
DCP Midstream	—	—			—	—	—	—	—	—
Total	74	82			156	68	69	81	81	299
*Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Transportation	178	188			366	161	177	187	185	710
NGL and Other	77	78			155	57	63	65	70	255
DCP Midstream	—	—			—	—	(1)	—	—	(1)
Total	255	266			521	218	239	252	255	964
*Excludes Operating and SG&A Expense of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,407	3,594			3,501	3,469	3,430	3,447	3,658	3,501
Terminals**	2,669	3,214			2,942	2,395	2,581	2,675	3,008	2,665
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	184	227			206	175	177	177	215	186
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	60	42			102	53	42	3	49	147

Depreciation and Amortization ($ Millions)	94	97			191	94	94	94	97	379

Operating and SG&A Expense ($ Millions)	221	260			481	240	254	226	234	954

Net Interest Expense ($ Millions)*	70	69			139	76	73	77	72	298
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	189	196			385	87	121	124	204	536

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.5	4.9			4.7	4.6	4.5	4.5	4.6	4.6
NGL Production (MB/D)	380	430			405	341	367	378	411	374

Weighted-Average NGL Price*
DCP Midstream ($/BBL)	29.41	31.83			30.62	25.31	22.94	26.12	30.39	26.19
DCP Midstream ($/gal)	0.70	0.76			0.73	0.60	0.55	0.62	0.72	0.62
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	51	57			108	32	36	43	47	158
LP Distribution from PSXP to Phillips 66	50	51			101	37	40	44	46	167
GP Distribution from DCP Midstream, LP to DCP Midstream***	43	**			43	23	23	43	83	172
LP Distribution from DCP Midstream, LP to DCP Midstream***	40	**			40	41	40	42	40	163
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP.

MIDSTREAM (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA ($ Millions)
Midstream net income	233	202			435	112	96	117	139	464
Plus:
Income tax expense	47	36			83	41	34	49	50	174
Interest revenue	—	—			—	(1)	—	—	—	(1)
Depreciation and amortization	74	82			156	68	69	81	81	299
Midstream EBITDA	354	320			674	220	199	247	270	936

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—			—	—	—	(37)	—	(37)
Hurricane-related costs	—	—			—	—	—	4	6	10
Pension settlement expense	—	—			—	—	8	3	1	12
Midstream EBITDA, Adjusted for Special Items	354	320			674	220	207	217	277	921

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	1	1	(1)	1
Proportional share of selected equity affiliates net interest	34	33			67	27	26	31	37	121
Proportional share of selected equity affiliates depreciation and amortization	51	51			102	43	42	54	52	191
Midstream Adjusted EBITDA	439	404			843	290	276	303	365	1,234

Midstream Adjusted EBITDA by Business Line
100% PSXP Results ($ Millions)
PSXP net income	172	186			358	110	119	131	164	524
Plus:
Income tax expense	2	—			2	—	1	1	2	4
Net interest expense	29	29			58	23	23	24	29	99
Depreciation and amortization	28	29			57	28	28	32	28	116
PSXP EBITDA	231	244			475	161	171	188	223	743

Adjustments (pre-tax):
EBITDA attributable to predecessors	—	—			—	(14)	(17)	(36)	(2)	(69)
Special item - U.S. tax reform*	(10)	—			(10)	—	—	—	—	—
PSXP EBITDA, Adjusted for Predecessors and Special Item**	221	244			465	147	154	152	221	674

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	7	8			15	—	—	—	7	7
Proportional share of selected equity affiliates depreciation and amortization	8	11			19	2	3	2	11	18
PSXP Adjusted EBITDA**	236	263			499	149	157	154	240	700
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Total Transportation and NGL and Other ($ Millions)
Total Transportation and NGL and Other net income	209	187			396	95	83	116	125	419
Plus:
Income tax expense	40	30			70	31	25	49	38	143
Interest revenue	—	—			—	(1)	—	—	—	(1)
Depreciation and amortization	74	82			156	68	69	81	81	299
Total Transportation and NGL and Other EBITDA*	323	299			622	193	177	246	244	860

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	8	3	1	12
Pending claims and settlements	—	—			—	—	—	(37)	—	(37)
Hurricane-related costs	—	—			—	—	—	4	6	10
Total Transportation and NGL and Other EBITDA, Adjusted for Special Items*	323	299			622	193	185	216	251	845

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	18	18			36	10	10	18	18	56
Proportional share of selected equity affiliates depreciation and amortization	22	25			47	16	16	27	25	84
Total Transportation and NGL and Other Adjusted EBITDA*	363	342			705	219	211	261	295	986
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream ($ Millions)
DCP Midstream net income	24	15			39	17	13	1	14	45
Plus:
Income tax expense	7	6			13	10	9	—	12	31
DCP Midstream EBITDA	31	21			52	27	22	1	26	76

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
DCP Midstream EBITDA, Adjusted for Special Items	31	21			52	27	22	1	26	76

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	1	1	(2)	—
Proportional share of selected equity affiliates net interest	16	15			31	17	16	13	19	65
Proportional share of selected equity affiliates depreciation and amortization	29	26			55	27	26	27	27	107
DCP Midstream Adjusted EBITDA*	76	62			138	71	65	42	70	248
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income ($ Millions)	232	262			494	181	196	121	27	525

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	535	609			1,144	461	537	295	27	1,320
Specialties, Aromatics and Styrenics	57	76			133	53	61	46	9	169
Corporate and Other	(7)	(35)			(42)	(11)	(8)	(10)	(14)	(43)
Total	585	650			1,235	503	590	331	22	1,446

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	546	618			1,164	470	546	304	35	1,355
Specialties, Aromatics and Styrenics	61	83			144	62	65	51	13	191
Corporate and Other	(7)	(34)			(41)	(11)	(8)	(10)	(13)	(42)
Total	600	667			1,267	521	603	345	35	1,504

Depreciation and Amortization ($ Millions)	116	153			269	73	75	85	118	351

Net Interest Expense ($ Millions)*	(3)	19			16	(1)	(1)	(3)	(3)	(8)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	322	126			448	512	262	238	540	1,552
Advances to Equity Companies	—	—			—	6	2	3	—	11
Advance Repayments from Equity Companies	(33)	(35)			(68)	(7)	—	—	(52)	(59)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,427	4,738			9,165	4,016	4,137	3,842	3,875	15,870
Specialties, Aromatics and Styrenics	1,013	1,595			2,608	1,206	1,175	1,095	1,142	4,618
Total	5,440	6,333			11,773	5,222	5,312	4,937	5,017	20,488
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	96%	95%			96%	89%	98%	83%	79%	87%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.80	20.60			23.70	31.87	29.61	28.21	30.84	30.13
HDPE Blow Molding, Domestic Spot (cents/lb)	60.00	61.00			60.50	55.83	58.00	58.67	60.75	58.31

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.81	15.47			15.14	11.80	12.54	16.14	16.22	14.18
HDPE Blow Molding, Total Cash Cost (cents/lb)	39.81	33.47			36.64	44.90	42.59	41.13	43.78	43.10

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	32.18	32.66			32.42	31.00	32.48	29.61	31.59	31.17
* Source: IHS, Inc.

Reconciliation of Chemicals Net Income to Adjusted EBITDA ($ Millions)
Chemicals net income	232	262			494	181	196	121	27	525
Plus:
Income tax expense (benefit)	54	62			116	70	98	42	(19)	191
Chemicals EBITDA	286	324			610	251	294	163	8	716

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—			—	33	—	—	31	64
Hurricane-related costs	—	—			—	—	—	53	122	175
Chemicals EBITDA, Adjusted for Special Items	286	324			610	284	294	216	161	955

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30			53	20	14	18	16	68
Proportional share of selected equity affiliates net interest	3	13			16	1	2	1	—	4
Proportional share of selected equity affiliates depreciation and amortization	92	108			200	69	70	76	92	307
Chemicals Adjusted EBITDA	404	475			879	374	380	311	269	1,334

REFINING

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) ($ Millions)
Atlantic Basin/Europe	(73)	131			58	(50)	107	171	142	370
Gulf Coast	1	275			276	328	53	67	64	512
Central Corridor	203	392			595	62	27	197	191	477
West Coast	(40)	112			72	(81)	37	115	(26)	45
Refining Net Income (Loss)	91	910			1,001	259	224	550	371	1,404

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(108)	164			56	(98)	120	247	179	448
Gulf Coast	—	366			366	521	86	109	93	809
Central Corridor	272	521			793	97	42	317	299	755
West Coast	(52)	139			87	(130)	59	190	(55)	64
Refining Income (Loss) before Income Taxes	112	1,190			1,302	390	307	863	516	2,076

Refining Net Income (Loss) ($/BBL)
Atlantic Basin/Europe	(1.86)	2.73			0.67	(1.25)	2.07	3.27	2.59	1.86
Gulf Coast	0.01	3.58			1.89	4.91	0.73	0.95	0.84	1.79
Central Corridor	7.74	14.96			11.35	2.52	1.21	8.37	8.83	5.18
West Coast	(1.21)	3.18			1.06	(2.95)	1.05	3.14	(0.75)	0.34
Worldwide	0.54	4.89			2.83	1.63	1.23	3.01	1.98	1.97

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.17	10.42			8.96	6.29	7.90	10.02	8.32	8.25
Gulf Coast	6.75	9.93			8.43	8.03	6.74	7.26	6.38	7.07
Central Corridor	16.11	17.51			16.85	10.54	9.96	14.04	15.16	12.44
West Coast	8.32	12.77			10.61	9.95	10.83	12.95	7.96	10.49
Worldwide	9.29	12.28			10.88	8.55	8.44	10.49	8.98	9.13
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	52	50			102	49	47	47	49	192
Gulf Coast	66	64			130	65	68	68	70	271
Central Corridor	35	32			67	27	27	32	33	119
West Coast	58	59			117	58	62	58	61	239
Total	211	205			416	199	204	205	213	821
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	298	240			538	271	213	201	223	908
Gulf Coast	376	305			681	350	308	312	297	1,267
Central Corridor	115	131			246	144	191	131	161	627
West Coast	241	240			481	324	234	224	248	1,030
Total	1,030	916			1,946	1,089	946	868	929	3,832
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	98	21			119	83	19	7	16	125
Gulf Coast	105	10			115	72	23	11	19	125
Central Corridor	2	4			6	27	79	14	47	167
West Coast	40	25			65	117	33	11	17	178
Total	245	60			305	299	154	43	99	595
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	15	15			30	16	13	14	13	56
Gulf Coast	25	23			48	27	23	23	23	96
Central Corridor	12	9			21	14	13	9	10	46
West Coast	27	25			52	20	21	—	23	64
Total	79	72			151	77	70	46	69	262

Foreign Currency Gains (Losses) After-Tax ($ Millions)	9	5			14	—	1	(5)	5	1

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings (losses) of affiliates	(64)	214			150	(6)	22	144	162	322
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	(239)	(397)			(636)	239	(191)	(262)	(306)	(520)
Equity-affiliate-related expenses not included in Realized Refining Margins	(303)	(183)			(486)	233	(169)	(118)	(144)	(198)
Regional Totals
Atlantic Basin/Europe	(43)	(18)			(61)	(17)	(18)	25	17	7
Gulf Coast	(1)	(3)			(4)	428	(2)	1	(1)	426
Central Corridor	(259)	(162)			(421)	(178)	(149)	(144)	(160)	(631)
Total	(303)	(183)			(486)	233	(169)	(118)	(144)	(198)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Net Income to Adjusted EBITDA ($ Millions)
Refining net income	91	910			1,001	259	224	550	371	1,404
Plus:
Income tax expense	21	280			301	131	83	313	145	672
Depreciation and amortization	211	205			416	199	204	205	213	821
Refining EBITDA	323	1,395			1,718	589	511	1,068	729	2,897

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—			—	—	(21)	(30)	—	(51)
Certain tax impacts	(2)	1			(1)	—	—	—	(23)	(23)
Hurricane-related costs	—	—			—	—	—	12	12	24
Gain on consolidation of business	—	—			—	(423)	—	—	—	(423)
Pension settlement expense	—	—			—	—	35	13	5	53
Refining EBITDA, Adjusted for Special Items	321	1,396			1,717	166	525	1,063	723	2,477

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	(2)	(1)			(3)	—	(1)	(1)	(1)	(3)
Proportional share of selected equity affiliates depreciation and amortization	68	68			136	65	65	68	70	268
Refining Adjusted EBITDA	387	1,463			1,850	231	589	1,130	793	2,743

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	419	495			457	366	533	536	543	494
Total Processed Inputs (MB/D)	436	527			482	446	569	569	597	546
Crude Oil Capacity Utilization (%)	78%	92%			85%	70%	103%	103%	104%	95%
Clean Product Yield (%)	84%	86%			85%	88%	87%	88%	89%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	696	767			732	668	715	694	758	709
Total Processed Inputs (MB/D)	769	845			807	743	795	767	828	784
Crude Oil Capacity Utilization (%)	93%	102%			97%	90%	96%	93%	102%	95%
Clean Product Yield (%)	76%	80%			78%	80%	81%	80%	81%	81%

Central Corridor*
Crude Oil Charge Input (MB/D)	458	513			486	470	465	480	452	467
Total Processed Inputs (MB/D)	475	531			503	488	480	497	472	484
Crude Oil Capacity Utilization (%)	93%	104%			99%	95%	94%	97%	92%	95%
Clean Product Yield (%)	90%	88%			89%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	340	362			351	279	366	368	353	342
Total Processed Inputs (MB/D)	367	387			377	304	388	398	378	367
Crude Oil Capacity Utilization (%)	93%	100%			97%	78%	102%	102%	98%	95%
Clean Product Yield (%)	86%	86%			86%	87%	87%	86%	89%	87%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,913	2,137			2,026	1,783	2,079	2,078	2,106	2,012
Total Processed Inputs (MB/D)	2,047	2,290			2,169	1,981	2,232	2,231	2,275	2,181
Crude Oil Capacity Utilization (%)	89%	100%			94%	84%	98%	98%	100%	95%
Clean Product Yield (%)	83%	84%			84%	85%	85%	85%	87%	86%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	172	222			197	213	252	252	260	244
Distillates	185	218			201	163	228	230	254	219
Other	81	92			87	81	95	92	90	90
Total	438	532			485	457	575	574	604	553
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	303	337			320	296	324	310	333	316
Distillates	260	315			288	275	292	286	311	291
Other	212	198			205	178	185	175	191	182
Total	775	850			813	749	801	771	835	789

Central Corridor*
Gasoline	242	263			252	253	241	253	251	249
Distillates	181	201			191	181	180	182	178	180
Other	56	73			65	59	64	68	48	60
Total	479	537			508	493	485	503	477	489
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	180	190			185	154	197	198	189	185
Distillates	136	143			140	110	141	142	144	135
Other	53	54			53	41	50	58	44	48
Total	369	387			378	305	388	398	377	368

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897	1,012			954	916	1,014	1,013	1,033	994
Distillates	762	877			820	729	841	840	887	825
Other	402	417			410	359	394	393	373	380
Total	2,061	2,306			2,184	2,004	2,249	2,246	2,293	2,199

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	62.88	67.99			65.43	51.83	48.24	48.16	55.35	50.90
Brent	66.76	74.35			70.55	53.78	49.83	52.08	61.39	54.27
LLS	65.79	73.11			69.45	53.51	50.31	51.65	61.05	54.13
ANS	66.96	74.10			70.53	53.83	50.68	52.20	61.52	54.56
WTI less Maya	5.16	5.83			5.50	7.10	4.29	1.62	2.21	3.80
WTI less WCS	25.78	18.04			21.91	13.79	9.99	10.49	16.82	12.77

Natural Gas ($/MMBtu)
Henry Hub	3.01	2.82			2.91	3.00	3.05	2.93	2.86	2.96

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.23	13.36			11.29	9.46	15.53	19.17	11.26	13.85
East Coast Distillate less Brent	16.35	15.83			16.09	12.93	13.29	17.18	17.77	15.29
Gulf Coast
Gulf Coast Gasoline less LLS	8.65	9.44			9.04	9.92	10.86	14.90	8.95	11.16
Gulf Coast Distillate less LLS	15.15	15.28			15.21	12.26	11.59	16.44	15.48	13.94
Central Corridor
Central Gasoline less WTI	13.57	16.04			14.81	12.77	14.11	19.32	16.43	15.66
Central Distillate less WTI	19.85	22.03			20.94	14.00	14.59	21.98	23.43	18.50
West Coast
West Coast Gasoline less ANS	16.40	18.76			17.58	17.28	21.08	20.83	11.76	17.74
West Coast Distillate less ANS	17.28	18.69			17.99	14.84	14.32	20.45	18.81	17.10

Worldwide Market Crack Spread ($/BBL)*	13.12	14.86			13.99	12.24	14.06	18.19	13.98	14.62
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income ($ Millions)
Marketing and Other	139	187			326	124	181	160	86	551
Specialties	45	50			95	17	33	48	37	135
Marketing and Specialties Net Income	184	237			421	141	214	208	123	686

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	176	244			420	181	275	242	110	808
Specialties	59	66			125	27	53	75	57	212
Marketing and Specialties Income before Income Taxes	235	310			545	208	328	317	167	1,020

Marketing Net Income ($/BBL)
U.S.	0.64	0.79			0.72	0.52	0.75	0.65	0.34	0.56
International	1.30	2.67			1.99	1.59	2.31	1.79	1.54	1.81

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.39	1.61			1.51	1.47	1.74	1.63	1.09	1.48
International	3.32	5.25			4.29	3.70	4.95	4.45	3.72	4.21
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	147	154			301	133	142	160	130	565
Specialties	94	108			202	72	97	120	103	392
Total	241	262			503	205	239	280	233	957
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)*
Marketing and Other	24	24			48	22	21	24	25	92
Specialties	5	5			10	5	5	5	5	20
Total	29	29			58	27	26	29	30	112
*Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Marketing and Other	266	294			560	245	283	292	284	1,104
Specialties	36	36			72	38	37	39	39	153
Total	302	330			632	283	320	331	323	1,257
*Excludes Operating and SG&A Expense of all equity affiliates.

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,024	1,110			1,067	1,073	1,188	1,188	1,197	1,162
Distillates	706	843			775	667	751	780	866	766
Other	1	—			1	—	—	1	1	1
Total	1,731	1,953			1,843	1,740	1,939	1,969	2,064	1,929

International Marketing
Gasoline	81	86			83	82	87	84	83	84
Distillates	173	169			171	168	161	166	165	165
Other	19	17			18	15	18	17	20	17
Total	273	272			272	265	266	267	268	266

Worldwide Marketing
Gasoline	1,105	1,196			1,150	1,155	1,275	1,272	1,280	1,246
Distillates	879	1,012			946	835	912	946	1,031	931
Other	20	17			19	15	18	18	21	18
Total	2,004	2,225			2,115	2,005	2,205	2,236	2,332	2,195

Foreign Currency Gains (Losses) After-Tax ($ Millions)	4	—			4	1	—	1	(3)	(1)

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA ($ Millions)
Marketing and Specialties net income	184	237			421	141	214	208	123	686
Plus:
Income tax expense	51	73			124	67	114	109	44	334
Depreciation and amortization	29	29			58	27	26	29	30	112
Marketing and Specialties EBITDA	264	339			603	235	354	346	197	1,132

Special Item Adjustments (pre-tax):
Hurricane-related costs	—	—			—	—	—	1	—	1
Pension settlement expense	—	—			—	—	7	3	1	11
Certain tax impacts	(13)	(56)			(69)	—	—	—	—	—
Marketing and Specialties EBITDA, Adjusted for Special Items	251	283			534	235	361	350	198	1,144

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	2			2	—	—	1	—	1
Proportional share of selected equity affiliates depreciation and amortization	3	2			5	3	3	2	3	11
Marketing and Specialties Adjusted EBITDA	254	287			541	238	364	353	201	1,156

CORPORATE AND OTHER

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) ($ Millions)	(155)	(207)			(362)	(130)	(149)	(147)	2,595	2,169

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(89)	(101)			(190)	(65)	(65)	(68)	(68)	(266)
Corporate overhead	(47)	(58)			(105)	(39)	(47)	(45)	(44)	(175)
Technology	(18)	(17)			(35)	(15)	(14)	(16)	(17)	(62)
U.S. tax reform	7	(24)			(17)	—	—	—	2,735	2,735
Other	(8)	(7)			(15)	(11)	(23)	(18)	(11)	(63)
Total	(155)	(207)			(362)	(130)	(149)	(147)	2,595	2,169

Pre-Tax Net Interest Expense ($ Millions)
Interest expense	(123)	(136)			(259)	(114)	(113)	(112)	(114)	(453)
Capitalized interest	—	1			1	9	6	—	—	15
Interest revenue	11	7			18	5	7	8	10	30
Total	(112)	(128)			(240)	(100)	(100)	(104)	(104)	(408)

Reconciliation of Corporate and Other Net Income (Loss) to Adjusted EBITDA ($ Millions)
Corporate and Other net income (loss)	(155)	(207)			(362)	(130)	(149)	(147)	2,595	2,169
Plus:
Income tax benefit	(41)	(20)			(61)	(75)	(62)	(106)	(2,821)	(3,064)
Net interest expense	112	128			240	100	100	104	104	408
Depreciation and amortization	22	21			43	21	21	22	22	86
Corporate and Other EBITDA	(62)	(78)			(140)	(84)	(90)	(127)	(100)	(401)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—			—	—	5	2	—	7
Pending claims and settlements	—	—			—	—	—	31	—	31
U.S. tax reform	(16)	—			(16)	—	—	—	—	—
Corporate and Other EBITDA, Adjusted for Special Items	(78)	(78)			(156)	(84)	(85)	(94)	(100)	(363)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Corporate and Other Adjusted EBITDA	(78)	(78)			(156)	(84)	(85)	(94)	(100)	(363)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	8			8	—	(1)	(1)	2	—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	11,621	11,364			11,364	10,210	9,965	10,201	10,110	10,110
Debt-to-Capital Ratio (%)	32%	31%			31%	30%	30%	30%	27%	27%

Total Equity ($ Millions)	24,300	24,960			24,960	23,725	23,806	23,959	27,428	27,428

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	585	1,404			1,989	563	581	849	3,255	5,248
Plus:
Income tax expense (benefit)	132	431			563	234	267	407	(2,601)	(1,693)
Net interest expense	112	128			240	99	100	104	104	407
Depreciation and amortization	336	337			673	315	320	337	346	1,318
Phillips 66 EBITDA	1,165	2,300			3,465	1,211	1,268	1,697	1,104	5,280

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—			—	33	—	—	31	64
Pending claims and settlements	—	—			—	—	(21)	(36)	—	(57)
Certain tax impacts	(15)	(55)			(70)	—	—	—	(23)	(23)
Gain on consolidation of business	—	—			—	(423)	—	—	—	(423)
Pension settlement expense	—	—			—	—	55	21	7	83
Hurricane-related costs	—	—			—	—	—	70	140	210
U.S. tax reform	(16)	—			(16)	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	1,134	2,245			3,379	821	1,302	1,752	1,259	5,134

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30			53	20	15	19	16	70
Proportional share of selected equity affiliates net interest	35	47			82	28	27	32	36	123
Proportional share of selected equity affiliates depreciation and amortization	214	229			443	180	180	200	217	777
EBITDA attributable to Phillips 66 noncontrolling interests	(80)	(87)			(167)	(46)	(47)	(49)	(87)	(229)
Phillips 66 Adjusted EBITDA	1,326	2,464			3,790	1,003	1,477	1,954	1,441	5,875

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA and Realized refining margins per barrel and Realized marketing fuel margins per barrel. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The most directly comparable GAAP measure to both realized margin per barrel measures is net income per barrel. Reconciliations of net income to realized refining margin and realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Net income (loss)	(73)	131			58	(50)	107	171	142	370
Plus:
Income tax expense (benefit)	(35)	33			(2)	(48)	13	76	37	78
Taxes other than income taxes	15	15			30	16	13	14	13	56
Depreciation, amortization and impairments	52	50			102	49	47	47	49	192
Selling, general and administrative expenses	13	15			28	14	15	16	16	61
Operating expenses	285	225			510	257	198	185	207	847
Equity in losses of affiliates	2	3			5	4	2	3	2	11
Other segment income	(7)	—			(7)	(3)	(3)	(2)	(2)	(10)
Proportional share of refining gross margins contributed by equity affiliates	29	28			57	14	16	15	14	59
Special items:
Certain tax impacts	—	—			—	—	—	—	(23)	(23)
Realized refining margins	281	500			781	253	408	525	455	1,641

Total processed inputs (thousands of barrels)	39,218	47,978			87,196	40,116	51,749	52,306	54,897	199,068
Adjusted total processed inputs (thousands of barrels)	39,218	47,978			87,196	40,116	51,749	52,306	54,897	199,068

Net income (loss) (dollars per barrel)**	(1.86)	2.73			0.67	(1.25)	2.07	3.27	2.59	1.86
Realized refining margins (dollars per barrel)***	7.17	10.42			8.96	6.29	7.90	10.02	8.32	8.25

GULF COAST
Net income	1	275			276	328	53	67	64	512
Plus:
Income tax expense (benefit)	(1)	91			90	193	33	42	29	297
Taxes other than income taxes	25	23			48	27	23	24	23	97
Depreciation, amortization and impairments	66	64			130	67	68	68	70	273
Selling, general and administrative expenses	10	13			23	12	14	14	15	55
Operating expenses	366	292			658	338	294	298	282	1,212
Equity in (earnings) losses of affiliates	1	3			4	(7)	2	(1)	2	(4)
Other segment (income) expense, net	(1)	3			2	(422)	1	—	—	(421)
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	1	—	—	—	1
Realized refining margins	467	764			1,231	537	488	512	485	2,022

Total processed inputs (thousands of barrels)	69,207	76,875			146,082	66,848	72,346	70,544	76,213	285,951
Adjusted total processed inputs (thousands of barrels)	69,207	76,875			146,082	66,848	72,346	70,544	76,213	285,951

Net income (dollars per barrel)**	0.01	3.58			1.89	4.91	0.73	0.95	0.84	1.79
Realized refining margins (dollars per barrel)***	6.75	9.93			8.43	8.03	6.74	7.26	6.38	7.07

CENTRAL CORRIDOR
Net income	203	392			595	62	27	197	191	477
Plus:
Income tax expense	69	129			198	35	15	120	108	278
Taxes other than income taxes	12	9			21	14	13	9	10	46
Depreciation, amortization and impairments	35	32			67	27	37	32	33	129
Selling, general and administrative expenses	7	7			14	8	8	8	10	34
Operating expenses	108	124			232	136	183	123	151	593
Equity in (earnings) losses of affiliates	61	(220)			(159)	9	(26)	(146)	(166)	(329)
Other segment (income) expense, net	(4)	(8)			(12)	2	4	8	(1)	13
Proportional share of refining gross margins contributed by equity affiliates	198	381			579	169	175	290	325	959
Realized refining margins	689	846			1,535	462	436	641	661	2,200

Total processed inputs (thousands of barrels)	26,236	26,209			52,445	24,647	22,331	23,525	21,643	92,146
Adjusted total processed inputs (thousands of barrels)*	42,765	48,347			91,112	43,921	43,718	45,733	43,451	176,823

Net income (dollars per barrel)**	7.74	14.96			11.35	2.52	1.21	8.37	8.83	5.18
Realized refining margins (dollars per barrel)***	16.11	17.51			16.85	10.54	9.96	14.04	15.16	12.44

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Net income (loss)	(40)	112			72	(81)	37	115	(26)	45
Plus:
Income tax expense (benefit)	(12)	27			15	(49)	22	75	(29)	19
Taxes other than income taxes	25	25			50	20	21	—	23	64
Depreciation, amortization and impairments	58	60			118	58	67	58	61	244
Selling, general and administrative expenses	11	12			23	11	12	12	13	48
Operating expenses	230	228			458	313	222	212	235	982
Other segment (income) expense	3	(14)			(11)	1	1	2	1	5
Realized refining margins	275	450			725	273	382	474	278	1,407

Total processed inputs (thousands of barrels)	33,051	35,195			68,246	27,414	35,304	36,635	34,736	134,089
Adjusted total processed inputs (thousands of barrels)	33,051	35,195			68,246	27,414	35,304	36,635	34,736	134,089

Net income (loss) (dollars per barrel)**	(1.21)	3.18			1.06	(2.95)	1.05	3.14	(0.75)	0.34
Realized refining margins (dollars per barrel)***	8.32	12.77			10.61	9.95	10.83	12.95	7.96	10.49

WORLDWIDE
Net income	91	910			1,001	259	224	550	371	1,404
Plus:
Income tax expense	21	280			301	131	83	313	145	672
Taxes other than income taxes	77	72			149	77	70	47	69	263
Depreciation, amortization and impairments	211	206			417	201	219	205	213	838
Selling, general and administrative expenses	41	47			88	45	49	50	54	198
Operating expenses	989	869			1,858	1,044	897	818	875	3,634
Equity in (earnings) losses of affiliates	64	(214)			(150)	6	(22)	(144)	(162)	(322)
Other segment (income) expense, net	(9)	(19)			(28)	(422)	3	8	(2)	(413)
Proportional share of refining gross margins contributed by equity affiliates	227	409			636	184	191	305	339	1,019
Special items:
Certain tax impacts	—	—			—	—	—	—	(23)	(23)
Realized refining margins	1,712	2,560			4,272	1,525	1,714	2,152	1,879	7,270

Total processed inputs (thousands of barrels)	167,712	186,257			353,969	159,025	181,730	183,010	187,489	711,254
Adjusted total processed inputs (thousands of barrels)*	184,241	208,395			392,636	178,299	203,117	205,218	209,297	795,931

Net income (dollars per barrel)**	0.54	4.89			2.83	1.63	1.23	3.01	1.98	1.97
Realized refining margins (dollars per barrel)***	9.29	12.28			10.88	8.55	8.44	10.49	8.98	9.13
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Net income divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF NET INCOME TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Net income	99	140			239	81	132	118	64	395
Plus:
Income tax expense	33	47			80	48	79	73	33	233
Taxes other than income taxes*	(10)	3			(7)	1,278	1,375	1,409	1,419	5,481
Depreciation and amortization	4	3			7	4	3	3	4	14
Selling, general and administrative expenses	176	193			369	174	193	193	191	751
Equity in earnings of affiliates	(2)	(2)			(4)	—	(2)	(2)	(1)	(5)
Other operating revenues*	(84)	(98)			(182)	(1,354)	(1,459)	(1,499)	(1,503)	(5,815)
Other segment income	—	—			—	(1)	(14)	—	—	(15)
Realized marketing fuel margins	216	286			502	230	307	295	207	1,039

Total fuel sales volumes (thousands of barrels)	155,780	177,725			333,505	156,548	176,419	181,110	189,851	703,928

Net income (dollars per barrel)	0.64	0.79			0.72	0.52	0.75	0.65	0.34	0.56
Realized marketing fuel margins (dollars per barrel)**	1.39	1.61			1.51	1.47	1.74	1.63	1.09	1.48

INTERNATIONAL
Net income	32	66			98	38	56	44	38	176
Plus:
Income tax expense (benefit)	5	16			21	10	19	14	(2)	41
Taxes other than income taxes*	(2)	2			—	1,756	1,881	1,970	1,972	7,579
Depreciation and amortization	18	18			36	15	16	17	19	67
Selling, general and administrative expenses	70	71			141	60	63	70	71	264
Equity in earnings of affiliates	(18)	(25)			(43)	(19)	(22)	(22)	(20)	(83)
Other operating revenues*	(7)	(6)			(13)	(1,760)	(1,883)	(1,973)	(1,978)	(7,594)
Other segment (income) expense, net	(5)	2			(3)	(1)	1	(1)	3	2
Marketing Margins	93	144			237	99	131	119	103	452
Less: Margin for non-fuel related sales	12	14			26	11	11	10	10	42
Realized marketing fuel margins	81	130			211	88	120	109	93	410

Total fuel sales volumes (thousands of barrels)	24,534	24,717			49,251	23,885	24,229	24,596	24,636	97,346

Net income (dollars per barrel)	1.30	2.67			1.99	1.59	2.31	1.79	1.54	1.81
Realized marketing fuel margins (dollars per barrel)**	3.32	5.25			4.29	3.70	4.95	4.45	3.72	4.21
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of FASB ASU No. 2014-09 on January 1, 2018. Other operating revenues also includes other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.